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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 21, 2004

                        (Date of earliest event reported)

                        THE REYNOLDS AND REYNOLDS COMPANY

             (Exact name of registrant as specified in the charter)



OHIO                                      1-10147                31-0421120
(State or other jurisdiction       (Commission File No.)       (IRS Employer
of incorporation)                                            Identification No.)

                        THE REYNOLDS AND REYNOLDS COMPANY

                                ONE REYNOLDS WAY

                               DAYTON, OHIO 45402

                    (Address of Principal Executive Offices)

                                 (937) 485-2000

               (Registrant's telephone number including area code)

                                       N/A

          (Former name or former address, if changed since last report)





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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On July 21, 2004, The Reynolds and Reynolds Company issued an earnings release announcing its financial results for the quarter ended June 30, 2004. A copy of the earnings release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE REYNOLDS AND REYNOLDS COMPANY

                                     By: /s/ Douglas M. Ventura
                                     -----------------------------------------
                                     Douglas M. Ventura, Acting Executive Vice
                                     President of Operations, General Counsel
                                     and Secretary

Dated: July 21, 2004



   EXHIBIT INDEX
   -------------
        99.1 Earnings Release of The Reynolds and Reynolds Company dated July 21, 2004.